UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023 (December 19, 2023)
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 19, 2023, Wolverine World Wide, Inc. (the “Company”) and Jim Zwiers agreed that his employment as the Company’s Executive Vice President, President of Global Operations Group, would end on May 31, 2024, due to the elimination of Mr. Zwiers’ position. Mr. Zwiers’ duties have been distributed throughout the organization, including to Bishu Jayaram, who has been promoted to serve as the Company’s Chief Supply Chain Officer. In connection with Mr. Zwiers’ departure, the Company entered into a separation agreement (the “Separation Agreement”) with Mr. Zwiers on December 19, 2023, providing for (i) releases of Mr. Zwiers’ claims against the Company, (ii) cash severance payments to Mr. Zwiers in an amount equal to one year of his base salary, paid in equal installments on the Company’s regular bi-weekly payroll schedule, (iii) restrictive covenants binding Mr. Zwiers, including restrictions on his ability to compete with the Company and to solicit and hire the Company’s employees for one year, (iv) certain health care continuation benefits and (v) vesting of the portion of the unvested equity awards granted to Mr. Zwiers that would vest if he remained an employee for one year after his departure.

The foregoing description of the terms of the Separation Agreement is not complete and is qualified in its entirety by reference to the complete text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 30, 2023.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press release dated December 21, 2023.

		104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2023	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Executive Vice President, Chief Financial Officer and Treasurer

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